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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2005


                                AMERIANA BANCORP
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)

       INDIANA                        0-18392                  35-1782688
       -------                        -------                  ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
   of incorporation)                                         Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA     47263-1048
                -----------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------



                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         (a)    Option Vesting Acceleration

         On December 29, 2005, the Board of Directors of Ameriana Bancorp (the "Company") approved the accelerated vesting of 50,000 outstanding unvested stock options. As a result of the accelerated vesting, these stock options, which otherwise would have vested from time to time through August 2009, became immediately exercisable. The acceleration included options held by directors, executive officers and employees of the Company and its wholly owned subsidiary, Ameriana Bank and Trust.

         All of the 50,000 stock options for which vesting will be accelerated are "underwater" meaning that the current market price of the Company's common stock exceeded the exercise price of the options. The Company will not incur a charge in the fourth quarter of 2005 in connection with the acceleration.

         The acceleration of vesting was undertaken to eliminate compensation expense that the Company would otherwise be required to recognize with respect to these unvested stock options upon adopting Financial Accounting Standards Board Statement No. 123 (Revised 2004), "Share-Based Payment" ("SFAS 123R"). Adoption of SFAS 123R is required on or before January 1, 2006, and will require that compensation expense associated with stock options unvested at December 31, 2005 be recognized in the Company's consolidated statement of operations over the remaining vesting period of the options. It is anticipated that the accelerated vesting of these options will eliminate potential pre-tax compensation expense recognition in future periods of approximately $23,000.

         Of the stock options for which vesting was accelerated, 28,500 options are held by executive officers.

         (b)      Option Grants

         On December 29, 2005, pursuant to the Ameriana Bancorp 1996 Stock Option and Incentive Plan, the Board of Directors of the Company granted the following stock options to named executive officers of the Company:


          NAME                               TITLE                            OPTIONS GRANTED
-------------------------    ---------------------------------------    ----------------------------
Jerome J. Gassen             President, Chief Executive Officer                    3,500
                             and Director
Timothy G. Clark             Executive Vice President and Chief                    3,000
                             Operating Officer
Bradley L. Smith             Senior Vice President - Treasurer and                 2,500
                             Chief Financial Officer

         Additionally, each non-employee director was granted an option to purchase 3,500 shares of Company common stock. All of the options granted have an exercise price of $12.43, the fair market value of the Company's common stock on the date of grant, a ten-year term and are immediately exercisable.

         A copy of the Company's press release announcing the option grants and the decision to accelerate outstanding options is attached hereto as Exhibit
99.1 and incorporated herein by reference.


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ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information:  Not applicable

         (c)    Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release dated December 30, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERIANA BANCORP



Dated: December 29, 2005                 By: /s/ Bradley L. Smith
                                             -----------------------------------
                                             Bradley L. Smith
                                             Senior Vice President-Treasurer and
                                             Chief Financial Officer